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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris Advantage Variable Annuity for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated April 27, 2011, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010. We also consent to the use in such Registration Statement of our report dated April 27, 2011, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of FS Variable Separate Account at December 31, 2010, and the related statement of operations for the periods indicated, and the related statements of changes in net assets for the periods indicated in each of the two years in the period then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated February 24, 2011 relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which report appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2010. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 27, 2011